                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 9, 1999

                               IOS CAPITAL, INC.
            (Exact name of registrant as specified in its charter)

            ------------------------------------------------------


       DELAWARE                      File No. 0-20405       23-2493042
------------------------------       ----------------     --------------
(State or other jurisdiction         (Commission File     (IRS Employer
     of incorporation)                   Number)          Identification
                                                              Number)


               1738 Bass Road, Macon, Georgia            31210
               ------------------------------            -----
           (Address of principal executive offices)    (Zip Code)


                                (912) 471-2300
              Registrant's telephone number, including area code:



                                Not Applicable
                -----------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------


On March 9, 1999, the Registrant's parent, IKON Office Solutions, Inc. ("IKON") announced the resignation of Kurt E. Dinkelacker as Chief Financial Officer and a member of IKON's Board of Directors, effective May 1, 1999. IKON has engaged an executive search firm to identify a new Chief Financial Officer and expects to have a successor in place by May 1, 1999.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


                (99) IKON's Press Release dated March 9, 1999

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IOS CAPITAL, INC.



                                       By:  /s/ Harry Kozee
                                           --------------------------
                                           Harry Kozee
                                           Vice President - Finance



Dated:  March 9, 1999